UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

TILT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
2801 E. Camelback Road #180 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(623) 887-4900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On July 1, 2024, TILT Holdings Inc. (the “Registrant”) decided to change its independent registered public accountants, and accordingly dismissed Macias Gini & O'Connell LLP (“MGO”). MGO’s reports on the Registrants’ financial statements during the past year did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change independent registered public accountants was proposed by management to the Audit Committee and the Audit Committee subsequently recommended to the Board of Directors. By direction of the Board of Directors, the Audit Committee analyzed and approved the change.

On July 1, 2024, the audit committee approved the engagement of Haynie & Company (“Haynie”) as the Registrant’s independent registered public accounting firm for the year ending December 31, 2024 subject to Haynie’s completion of its client acceptance process.

During the fiscal years ended December 31, 2023 and 2022, and during the interim period through July 1, 2024, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Registrant and MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to MGO’s satisfaction, would have caused MGO to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided MGO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that MGO furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter provided by MGO, dated July 8, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On July 1, 2024, the Audit Committee approved and the Board ratified the engagement of Haynie as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2024. During the Registrant’s  two most recent fiscal years ended December 31, 2023 and 2022, and during the interim period through March 31, 2024, neither the Registrant nor anyone acting on its behalf consulted with Haynie regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from MGO, dated July 8, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: July 8, 2024	By:	/s/ Tim Conder
	Name:	Tim Conder
	Its:	Chief Executive Officer